UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2014

THE MICHAELS COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36501 (Commission File Number)	37-1737959 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas  75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Notice of Partial Redemption of 7.50%/8.25% Senior PIK Toggle Notes due 2018

On November 10, 2014, Michaels FinCo Holdings, LLC and Michaels FinCo, Inc. (together, the “Issuers”), each a wholly-owned subsidiary of The Michaels Companies, Inc. (the “Company”), caused to be delivered to the holders of the Issuers’ 7.50%/8.25% Senior PIK Toggle Notes due 2018 (the “Holdco Notes”) an irrevocable notice of redemption relating to the redemption of $180,000,000 in principal amount of Holdco Notes (the “Redemption Notes”).  The redemption date is December 10, 2014 (the “Redemption Date”).  The Issuers will redeem the Redemption Notes at a redemption price equal to 102.000% of the principal amount of such Redemption Notes. In addition, the Issuers will pay accrued and unpaid interest on the Redemption Notes to, but excluding, the Redemption Date.

In connection with the redemption, the Company issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press release issued by The Michaels Companies, Inc., dated November 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.

By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Chief Administrative Officer and Chief Financial Officer

Date: November 10, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by The Michaels Companies, Inc., dated November 10, 2014.